AMENDMENT NO. 3
                                     to the
                      RETAIL SHAREHOLDER SERVICES AGREEMENT



     The Retail Shareholder Services Agreement dated February 3, 1999 and as amended on August 12, 1999, by and among E*TRADE Securities, Inc., E*TRADE Funds and E*TRADE Asset Management, Inc., is hereby further amended as follows:

     1. Schedule C is hereby amended and substituted with the attached Scheduled C.

     IN WITNESS WHEREOF, each Party has executed this Amendment No. 3 to the Retail Shareholder Services Agreement by a duly authorized representative of such party as of __________, 2000.

                                                  E*TRADE Securities, Inc.


                                                  By:________________________
                                                       Name:
                                                       Title:


                                                  E*TRADE Funds

                                                  By:________________________
                                                       Name:
                                                       Title:


                                                  E*TRADE Asset Management, Inc.

                                                  By:________________________
                                                       Name:
                                                       Title:

                                 Schedule C
                                     to the
                      RETAIL SHAREHOLDER SERVICES AGREEMENT



                           Fund Portfolios and Classes

Fund Name/Class:                                     Cusip/Ticker Symbol:
---------------                                      -------------------


E*TRADE S&P 500 Index Fund*                          269244109/ET SPX

E*TRADE Extended Market Index Fund*                  269244307/

E*TRADE Bond Index Fund*                             2692444208/

E*TRADE Technology Index Fund*                       269244406/

E*TRADE International Index Fund*                    __________

E*TRADE E-Commerce Index Fund*                       __________

E*TRADE Global Titans Index Fund*                    __________

E*TRADE Premier Money Market Fund*                   __________

E*TRADE Russell 2000 Index Fund*                     __________

E*TRADE Financial Sector Index Fund*                 __________


* indicates that the Fund is a "No-Load" or "No-Sales Charge" Fund as defined in
Section 26 of the NASD's Rules of Fair Practice.